ESCROW AGREEMENT
                                ----------------

      THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of January 31, 2006 by CINEMA RIDE, INC., a Delaware corporation (the "Company"); CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"); and GALLAGHER, BRIODY & BUTLER (the "Escrow Agent").


                                   BACKGROUND
                                   ----------

      WHEREAS, the Company and the Investor have entered into an Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") pursuant to which the Investor will purchase the Company's Common Stock, par value US$0.08 per share (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement, for an aggregate price of up to Ten Million U.S. Dollars ($10,000,000). The Standby Equity Distribution Agreement provides that on each Advance Date the Investor, as that term is defined in the Standby Equity Distribution Agreement, shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Standby Equity Distribution Agreement, with the Escrow Agent, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Escrow Agent at a closing to be held as set forth in the Standby Equity Distribution Agreement (the "Closing").

      WHEREAS, Escrow Agent hereby agrees to accept, hold, and disburse the funds and the shares of the Company's Common Stock deposited with it in accordance with the terms of this Agreement.

      WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Standby Equity Distribution Agreement, the parties hereto have entered into this Agreement.

      NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

      1. Definitions. The following terms shall have the following meanings when used herein:

            a. "Escrow Funds" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

            b. "Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

            c. "Common Stock Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing the Escrow Agent to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

      2. Appointment of and Acceptance by Escrow Agent.

            a. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

            b. The Investor and the Company hereby appoint the Escrow Agent to serve as the holder of the shares of the Company's Common Stock which shall be purchased by the Investor. The Escrow Agent hereby accepts such appointment and, upon receipt via D.W.A.C or the certificates representing of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

            c. The Company hereby acknowledges that the Escrow Agent is special counsel to the Investor in certain matters. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referenced herein, the Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel. The Company and the Investor hereby waive any conflict of interest arising out of the Escrow Agent's representation of the Investor and the escrow services to be provided by the Escrow Agent under this Agreement. The Investor and the Company acknowledge and confirm that the Escrow Agent is not serving in a fiduciary capacity under this Agreement but rather is providing the services at set forth herein.

      3. Creation of Escrow Account/Common Stock Account.

            a. On or prior to the date of this Agreement the Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: Gallagher, Briody & Butler Attorney Trust Account, Cinema Ride, Inc./Cornell Capital Partners, LP Sub-Account. The Investor will wire funds to the account of the Escrow Agent as follows:


BANK:                          Bank of America
ROUTING #:                     026 009 593
ACCOUNT #:                     0999-111-892
NAME ON ACCOUNT:               Gallagher Briody & Butler Attorney Trust Account
NAME ON SUB-ACCOUNT:           Cinema Ride, Inc./Cornell Capital Partners,
                               LP Sub-Account

            b. On or prior to the date of this Agreement the Escrow Agent shall establish an account for the D.W.A.C. of the shares of Common Stock. The Company will D.W.A.C. shares of the Company's Common Stock to the account of the Escrow Agent as follows. The Company shall be responsible for the payment of all fees and other expenses of any kind of the brokerage firm named below or relating to the D.W.A.C. or other processing of the shares of the Company's Common Stock:

BROKERAGE FIRM:                Sloan Securities Corp.
CLEARING HOUSE:                ADP Clearing & Outsourcing Services
ACCOUNT #:
DTC #:                         0158
NAME ON ACCOUNT:

      4. Deposits into the Escrow Account. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

      5. Disbursements from the Escrow Account.

            a. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and has received such Common Stock via D.W.A.C from the Company which are to be issued to the Investor pursuant to the Standby Equity Distribution Agreement, the Escrow Agent shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept the signature of any signatory from the Company listed on the signature page to this Agreement and the signature of any signatory from the Investor listed on the signature page to this Agreement. Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to the Escrow Agent directing the Escrow Agent to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock the Escrow Agent is authorized to rely upon such Common Stock Joint Written Direction from Company and may accept the signature of any signatory from the Company listed on the signature page to this Agreement and the signature of any signatory from the Investor listed on the signature page to this Agreement.

      In the event the Escrow Agent does not receive the amount of the Advance from the Investor or the shares of Common Stock to be purchased by the Investor from the Company, the Escrow Agent shall notify the Company and the Investor.

      In the event that the Escrow Agent has not received the Common Stock to be purchased by the Investor from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Escrow Agent. In the event that the Escrow Agent has not received payment in the total amount of the Advance, in no event will the shares of Common Stock be released to the Investor until such payment is received by the Escrow Agent. For purposes of this Agreement, the term "Common Stock certificates" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Standby Equity Distribution Agreement.

      6. Deposit of Funds. The Escrow Agent is hereby authorized to deposit the wire transfer proceeds in the Escrow Account.

      7. Suspension of Performance: Disbursement Into Court.

            a. Escrow Agent. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or the Common Stock or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  i. Suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                  ii. Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

                  iii. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

      8. Investment of Escrow Funds. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing sub-account within the Escrow Agent's attorney trust account.

      If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent may retain the Escrow Fund, or such portion thereof, as to which no Joint Written Direction has been received, in a non-interest bearing sub-account within the Escrow Agent's attorney trust account.

      9. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of US$10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

      10. Liability of Escrow Agent.

            a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages except for the Escrow Agent's willful misconduct or gross negligence. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Standby Equity Distribution Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel and Escrow Agent is hereby authorized to pay such fees and expenses from funds held in escrow.

      b. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

      11. Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each partner, director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

      12.  Expenses of Escrow  Agent.  (a) Except as set forth in Section 11 and
Section 12(b), hereof the Company shall reimburse Escrow Agent for its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

      (b) The Investor shall pay the Escrow Agent's fees as follow: (i) $1,200 initial fee due upon execution and delivery of this Agreement and (ii) as billed thereafter (payment due within 30 days of receipt of invoice) at the Escrow Agent's then current hourly rates plus out-of-pocket expenses.

      13. Warranties.

            a. The Investor makes the following representations and warranties to the Escrow Agent and the Company:

                  i. The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  ii. This Agreement has been duly approved by all necessary action of the Investor, including any necessary approval of the limited partner of the Investor, has been executed by duly authorized officers of the Investor's general partner, enforceable in accordance with its terms.

                  iii. The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under the agreement of limited partnership of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                  iv. Mark A. Angelo has been duly appointed to act as the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

                  v. No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                  vi. All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

            b. The Company makes the following representations and warranties to Escrow Agent and the Investor:

                  i. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  ii. This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                  iii. The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Standby Equity Distribution Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                  iv. Mitchell J. Francis has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                  v. No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                  vi. All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

      14. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

      15. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered: (i) five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid; (ii) upon receipt when delivered personally; (iii) upon receipt when delivered by one (1) day delivery to any overnight courier; or (iv) or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to Investor, to:                   Cornell Capital Partners, LP
                                      101 Hudson Street - Suite 3700
                                      Jersey City, NJ  07302
                                      Attention:  Mark Angelo
                                      Telephone:  (201) 985-8300
                                      Facsimile:  (201) 985-8266

If to Escrow Agent, to:               Gallagher, Briody & Butler
                                      115 Village Boulevard, Suite 201
                                      Princeton, NJ  08540
                                      Attention:        John Butler, Esq.
                                      Telephone:  (609) 452-6000
                                      Facsimile:  (609) 452-0090

If to Company, to:                    Cinema Ride, Inc.
                                      12001 Ventura Place - Suite 340
                                      Studio City, CA 91604
                                      Attention:  Mitchell J. Francis
                                      Telephone:  (818) 761-1002
                                      Facsimile:  (818) 761-1072

With a copy to:                       Kirkpatrick & Lockhart LLP
                                      201 South Biscayne Boulevard, Suite 2000
                                      Miami, FL  33131
                                      Attention:  Clayton E. Parker, Esq.
                                      Telephone:  (305) 539-3300
                                      Facsimile:  (305) 358-7095


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

      Or to such other address as each party may designate for itself by like notice.

      16. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

      17. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      18. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

      19. Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

      20. Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

      21. Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

      22. Termination. Upon the first to occur of the termination of the Standby Equity Distribution Agreement or the disbursement of all amounts in the Escrow Account and Common Stock into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds or Common Stock.



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


      IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                         CINEMA RIDE, INC.

                                         By: /s/ Michell J. Francis
                                             -----------------------------------
                                         Name:  Mitchell J. Francis
                                         Title: CEO


                                         CORNELL CAPITAL PARTNERS, LP

                                         BY:         YORKVILLE ADVISORS, LLC
                                         ITS:        GENERAL PARTNER

                                         By: /s/ Mark A. Angelo
                                             -----------------------------------
                                         Name:  Mark A. Angelo
                                         Title: Portfolio Manager


                                         GALLAGHER, BRIODY & BUTLER

                                         By: /s /John Butler
                                             -----------------------------------
                                         Name:  John Butler
                                         Title:


--------------------------------------------------------------------------------
                             AUTHORIZED SIGNATORIES
                            FOR THE ISSUANCE OF JOINT
                               WRITTEN DIRECTIONS
--------------------------------------------------------------------------------

Company                                                        Investor
--------------------------------------------------------------------------------

Mitchell J. Francis                                            Mark A. Angelo
--------------------------------------------------------------------------------


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